UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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SEMILEDS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M39701-P18238 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. SEMILEDS CORPORATION *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on February 6, 2012. SEMILEDS CORPORATION 3F NO. 11 KE JUNG ROAD, CHU-NAN SITE HSINCHU SCIENCE PARK, CHU-NAN 350 MIAO-LI COUNTY TAIWAN, R.O.C. Meeting Information Meeting Type: Annual Meeting For holders as of: December 12, 2011 Date: February 6, 2012 Time: 10:00 AM Location: Sheraton Hsinchu Hotel No. 265, Dong Sec 1 Guangming 6th Rd., Zhubei City Hsinchu County, Taiwan See the reverse side of this notice to obtain proxy materials and voting instructions. For directions, please contact our Investor Relations department at investor@semileds.com

M39702-P18238 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 23, 2012 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Before You Vote How to Access the Proxy Materials NOTICE OF MEETING PROXY STATEMENT ANNUAL REPORT TO STOCKHOLDERS Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods . XXXX XXXX XXXX . XXXX XXXX XXXX . XXXX XXXX XXXX

Voting Items The proxyholders are authorized to vote on any other business as may properly come before the meeting or any adjournment thereof. 01) Trung T. Doan 02) Dr. Anh Chuong Tran 03) Dr. Jack Lau 04) Scott R. Simplot 1. Election of Directors 2. Advisory vote on the compensation of our named executive officers. 3. Advisory vote on the frequency of holding future advisory votes on executive compensation. 4. Ratification of the appointment of KPMG (Taiwan) as the independent registered public accounting firm of the Company for the year ending August 31, 2012. Nominees: The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposal: The Board of Directors recommends you vote FOR the following proposal: The Board of Directors recommends you vote 3 years on the following proposal: M39703-P18238